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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 6, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Resignation of Glenn Hofmann

     On December 6, 2005 Glenn R. Hofmann, Senior Vice President of Products and Technology and Interland, Inc. ("Interland" or the "Company") entered into a First Amendment of Employment Agreement and Release of Claims (the "Amendment") in respect of Mr. Hofmann's employment agreement. As more particularly provided in the Amendment, the parties agreed that (a) Interland will pay Mr. Hofmann a lump sum payment of $85,000 on or about December 14, 2005, (b) Mr. Hofmann's employment with the Company will terminate on or about February 28, 2006 (c) Mr. Hofmann will assist in the transition of the management of the Technology and Products Department from Mr. Hofmann's leadership to that of Vikas Rijsinghani, who was recently hired by the Company as its Chief Technology Officer, and (d) Mr. Hofmann will have no further right to severance benefits upon his termination of employment for any reason. The description of the Amendment above is qualified in its entirety by reference to the full text of the Amendment. A copy of the Amendment is incorporated herein by reference and attached hereto as
Exhibit 10.1.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial Statements.
                  Not applicable.

           (b)    Pro Forma Financial Information.
                  Not applicable.

           (c)    Shell Company Transactions.
                  Not applicable.

           (d)    Exhibits.

          Exhibit Number      Description
          --------------      -----------

               10.1           First   Amendment  to  Employment   Agreement  and
                              Release of Claims between Interland, Inc. and Glenn R. Hofmann dated December 6, 2005


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 6, 2005                INTERLAND, INC.


                                        By:  /s/ Gonzalo Troncoso
                                             ---------------------------------
                                             Gonzalo Troncoso
                                             Executive Vice President and Chief
                                             Financial Officer
                                             (Principal Financial Officer)



          Exhibit Number      Description
          --------------      -----------

               10.1           First   Amendment  to  Employment   Agreement  and
                              Release of Claims between Interland, Inc. and Glenn R. Hofmann dated December 6, 2005



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